                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              ____________________


                                  May 29, 1996
                -------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)

                        PARACELSUS HEALTHCARE CORPORATION
          ------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)


California                          33-67040                          95-3565943
- --------------------------------------------------------------------------------
(State of Incorporation)      (Commission File No.)                (IRS Employer
                                                             Identification No.)

155 North Lake Avenue, Suite 1100, Pasadena, California                    91101
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (818) 792-8600
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
- --------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

                     The Exhibit Index is located on Page 5.
                The total number of pages of this Form 8-K is 5.

Item 5.OTHER EVENTS.

     As of May 29, 1996, Paracelsus Healthcare Corporation, a California corporation (the "Company"), Champion Healthcare Corporation, a Delaware corporation ("Champion"), and PC Merger Sub, Inc., a newly organized Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), entered into an Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement") amending and restating the Agreement and Plan of Merger, dated as of April 12, 1996, among the Company, Champion and Merger Sub (the "Merger Agreement") pursuant to which, among other things, Merger Sub will be merged (the "Merger") with and into Champion with Champion becoming a wholly owned subsidiary of the Company.

     The Amended and Restated Merger Agreement amends the Merger Agreement and provides, among other things, that (i) each of the 450 shares of the Company's common stock currently outstanding will be split into and thereafter represent 66,159.426 shares of the Company's common stock (the "Common Stock"), (ii) upon consummation of the Merger, in addition to a grant of certain options to purchase shares of Common Stock, the holders of PSARs and PPSUs (each as defined in the Merger Agreement) will receive cash in exchange for their PSARs and PPSUs in an aggregate amount of $20,500,000 and (iii) the votes of Champion's stockholders required to adopt and approve the Merger are (x) the affirmative vote of the holders of a majority of the total voting power represented by the outstanding shares of Champion's common stock, Series C Cumulative Convertible Preferred Stock ("Series C Preferred Stock") and
Series D Cumulative Convertible Preferred Stock ("Series D Preferred Stock"), voting together as a single class, and (y) the affirmative vote of the holders of at least 90% of the outstanding shares of each of the Series C Preferred Stock and the Series D Preferred Stock, each voting as a separate class.

     The foregoing description is qualified in its entirety by reference to the Amended and Restated Merger Agreement, attached hereto as Exhibit 2.1 and incorporated by reference herein.

(c)       EXHIBITS.

     2.1. Amended and Restated Agreement and Plan of Merger, dated as of May 29, 1996, among Paracelsus Healthcare Corporation, Champion Healthcare Corporation and PC Merger Sub, Inc.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 1996


                                       PARACELSUS HEALTHCARE CORPORATION
                                       a California corporation


                                       By   /s/  James T. Rush
                                         ----------------------------------
                                            James T. Rush
                                            Vice President, Finance and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

 2.1. Amended and Restated Agreement and Plan of Merger, dated as of May 29, 1996, among Paracelsus Healthcare Corporation, Champion Healthcare Corporation and PC Merger Sub, Inc.